Vanguard® Short-Term Treasury Fund
Schedule of Investments (unaudited)
As of April 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (97.2%)
U.S. Government Securities (92.4%)
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	458,056	470,795
	United States Treasury Note/Bond	0.125%	5/31/23	50,000	48,883
	United States Treasury Note/Bond	0.250%	6/15/23	240,000	234,713
	United States Treasury Note/Bond	1.375%	6/30/23	173,500	171,657
	United States Treasury Note/Bond	0.125%	7/15/23	125,000	121,680
	United States Treasury Note/Bond	2.750%	7/31/23	20,800	20,888
	United States Treasury Note/Bond	0.125%	8/31/23	125,000	121,152
	United States Treasury Note/Bond	1.375%	8/31/23	220,000	216,906
	United States Treasury Note/Bond	2.750%	8/31/23	90,000	90,323
	United States Treasury Note/Bond	0.125%	9/15/23	70,000	67,802
	United States Treasury Note/Bond	1.375%	9/30/23	150,000	147,703
	United States Treasury Note/Bond	0.125%	10/15/23	20,000	19,319
	United States Treasury Note/Bond	2.875%	10/31/23	20,000	20,091
	United States Treasury Note/Bond	2.250%	12/31/23	235,000	233,531
	United States Treasury Note/Bond	0.125%	1/15/24	93,700	89,791
	United States Treasury Note/Bond	2.250%	1/31/24	78,500	77,936
	United States Treasury Note/Bond	2.750%	2/15/24	40,500	40,551
	United States Treasury Note/Bond	2.125%	2/29/24	84,600	83,767
	United States Treasury Note/Bond	0.250%	3/15/24	205,000	195,903
	United States Treasury Note/Bond	0.408%	4/30/24	274,000	272,844
	United States Treasury Note/Bond	2.000%	4/30/24	60,000	59,166
	United States Treasury Note/Bond	2.250%	4/30/24	143,000	141,704
	United States Treasury Note/Bond	2.000%	5/31/24	185,000	182,225
[1]	United States Treasury Note/Bond	1.750%	6/30/24	256,000	250,480
	United States Treasury Note/Bond	2.000%	6/30/24	170,000	167,291
	United States Treasury Note/Bond	2.125%	7/31/24	133,000	131,067
	United States Treasury Note/Bond	2.375%	8/15/24	85,000	84,123
	United States Treasury Note/Bond	1.250%	8/31/24	120,000	115,762
	United States Treasury Note/Bond	1.875%	8/31/24	100,000	97,859
	United States Treasury Note/Bond	2.250%	10/31/24	12,427	12,245
	United States Treasury Note/Bond	0.750%	11/15/24	135,000	128,039
	United States Treasury Note/Bond	2.250%	11/15/24	63,000	62,045
	United States Treasury Note/Bond	2.250%	12/31/24	13,145	12,936
	United States Treasury Note/Bond	1.375%	1/31/25	90,000	86,428
	United States Treasury Note/Bond	2.500%	1/31/25	57,400	56,835
	United States Treasury Note/Bond	2.000%	2/15/25	90,900	88,741
	United States Treasury Note/Bond	1.125%	2/28/25	122,000	116,205
	United States Treasury Note/Bond	2.750%	2/28/25	23,000	22,914
	United States Treasury Note/Bond	1.750%	3/15/25	250,000	242,187
	United States Treasury Note/Bond	2.125%	5/15/25	15,000	14,658
	United States Treasury Note/Bond	0.250%	5/31/25	187,000	172,420
	United States Treasury Note/Bond	0.250%	6/30/25	165,000	151,774

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	2.750%	6/30/25	87,000	86,579
	United States Treasury Note/Bond	0.250%	7/31/25	300,000	275,156
	United States Treasury Note/Bond	2.000%	8/15/25	60,000	58,256
	United States Treasury Note/Bond	2.750%	8/31/25	35,000	34,798
	United States Treasury Note/Bond	0.250%	9/30/25	16,000	14,610
	United States Treasury Note/Bond	0.250%	10/31/25	124,000	112,995
	United States Treasury Note/Bond	0.375%	11/30/25	90,000	82,181
	United States Treasury Note/Bond	0.375%	12/31/25	20,000	18,225
	United States Treasury Note/Bond	0.500%	2/28/26	150,000	136,734
	United States Treasury Note/Bond	2.125%	5/31/26	50,000	48,406
	United States Treasury Note/Bond	0.625%	7/31/26	50,000	45,352
	United States Treasury Note/Bond	1.875%	7/31/26	110,000	105,342
	United States Treasury Note/Bond	1.500%	8/15/26	80,000	75,287
	United States Treasury Note/Bond	1.125%	10/31/26	10,000	9,228
	United States Treasury Note/Bond	1.250%	11/30/26	60,000	55,650
	United States Treasury Note/Bond	1.250%	12/31/26	135,000	125,002
	United States Treasury Note/Bond	1.125%	2/28/27	15,000	13,777
	United States Treasury Note/Bond	1.875%	2/28/27	82,000	78,092
	United States Treasury Note/Bond	0.408%	4/30/27	83,000	82,287
					6,601,296
Nonconventional Mortgage-Backed Securities (4.8%)
[2,3]	Fannie Mae REMICS	3.000%	9/25/50–2/25/52	132,970	124,865
[2,3]	Freddie Mac REMICS	2.000%	12/25/51	1,279	1,105
[2,3]	Freddie Mac REMICS	3.000%	6/15/48–2/25/52	82,176	77,063
[2]	Ginnie Mae	1.500%	5/20/51–12/20/51	8,753	8,017
[2]	Ginnie Mae	2.000%	11/20/51	7,103	5,613
[2]	Ginnie Mae	2.500%	9/20/51	14,433	13,759
[2]	Ginnie Mae	3.000%	11/20/50–12/20/51	119,982	110,991
[2]	Ginnie Mae	3.500%	11/20/51	2,927	2,776
					344,189
Total U.S. Government and Agency Obligations (Cost $7,197,965)					6,945,485
				Shares
Temporary Cash Investments (8.8%)
Money Market Fund (8.8%)
[4]	Vanguard Market Liquidity Fund (Cost $633,068)	0.409%		6,331,332	633,070
Total Investments (106.0%) (Cost $7,831,033)					7,578,555

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-1.9%)
[2,3,5]	Fannie Mae Pool	3.000%	6/13/52	(144,000)	(135,439)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $(136,097))					(135,439)
Other Assets and Liabilities—Net (-4.1%)					(294,351)
Net Assets (100%)					7,148,765
Cost is in $000.
1	Securities with a value of $6,144,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of April 30, 2022.
REMICS—Real Estate Mortgage Investment Conduits.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2022	3,744	789,282	(3,303)

Short Futures Contracts
5-Year U.S. Treasury Note	June 2022	(1,881)	(211,936)	1,881
Ultra 10-Year U.S. Treasury Note	June 2022	(1,169)	(150,801)	2,348
				4,229
				926
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

B. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At April 30, 2022, counterparties had deposited in segregated accounts cash of $3,770,000 in connection with TBA transactions.
D. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.

E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of April 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,945,485	—	6,945,485
Temporary Cash Investments	633,070	—	—	633,070
Total	633,070	6,945,485	—	7,578,555
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	135,439	—	135,439
Derivative Financial Instruments
Assets
Futures Contracts[1]	4,229	—	—	4,229
Liabilities
Futures Contracts[1]	3,303	—	—	3,303
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.